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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported) August 22, 1996

                  GENERAL AMERICAN TRANSPORTATION CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          New York                         2-54754                       36-2827991
(State or other jurisdiction             (Commission                  (I.R.S. employer
      of incorporation)                 file number)                 identification no.)
          500 West Monroe Street, Chicago, Illinois                         60661
          (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code (312) 621-6200

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ITEM 7. (FINANCIAL STATEMENTS AND EXHIBITS)

     The following documents are being filed in connection with, and incorporated by reference into, the Registration Statement on Form S-3 (File No. 33-64697) of General American Transportation Corporation ("GATC"), declared effective on December 7, 1995.

EXHIBIT
NUMBER
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
  1       --  Form of Underwriting Agreement between GATC and the Underwriters named therein.
  4.1     --  Form of Pass Through Trust Supplement No. 6 between GATC and the Pass Through
              Trustee relating to the Series 1996-1A Pass Through Certificates.
  4.2     --  Form of Pass Through Trust Supplement No. 7 between GATC and the Pass Through
              Trustee relating to the Series 1996-1B Pass Through Certificates.
  4.3     --  Form of Trust Indenture and Security Agreement between the Owner Trustee and the
              Indenture Trustee relating to the Equipment Notes.
  4.4     --  Form of Equipment Note to be issued by the Owner Trustee (included in Exhibit 4.3).
  4.5     --  Form of Participation Agreement among GATC, the Owner Trustee, the Owner
              Participant, the Indenture Trustee and the Pass Through Trustee.
  4.6     --  Form of Equipment Lease Agreement between GATC and the Owner Trustee relating to the Equipment Notes.
  4.7     --  Form of Trust Agreement between the Owner Trustee and the Owner Participant.

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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                          GENERAL AMERICAN
                                            TRANSPORTATION CORPORATION

August 22, 1996

                                          By:         /S/ BRIAN A. KENNEY
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